UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2015

MEDBOX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective September 28, 2015, Redwood Management, LLC (referred to in this prospectus supplement and in the Company’s prospectus dated June 11, 2015 (the “June 11 Prospectus”) as a “July 2014 Investor”), and the Company agreed, pursuant to a Supplemental Agreement and a July 2014 Warrant Amendment, to amend its July 2014 Warrants, to reduce the exercise price of its July 2014 Warrants to purchase an aggregate of 6,332,441 shares of Common Stock to six cents ($0.06) per share. Previously, before the September 28, 2015 amendment, the exercise price of Redwood Management, LLC’s July 2014 Warrants varied from $4.93 to $0.29 per share and expired and expired between January 30, 2018 and June 19, 2018. Subject to the satisfaction of normal closing conditions, the September 28, 2015 amendment to the September 2014 Warrants provides that such warrants shall be exercised in full for cash at $0.06 per share. Except for so reducing the exercise price for cash of the warrants, no other changes were made.

The foregoing descriptions of the Supplemental Purchase Agreement and July 2014 Warrant Amendment are not complete and are qualified in their entirety by reference to the full text of the documents, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

This current report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy any securities. The amended warrants described above have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Item 1.01 is incorporated by reference into this Item 3.02.

Any issuances of securities to the July 2014 Investor in relation to the reduction the exercise price of its July 2014 Warrants were made by the Company in reliance upon the exemptions from registration under Section 3(a)(9) of the Securities Act of 1933, for securities exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange or under Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Supplemental Agreement, dated September 28, 2015 between the Company and the July 2014 Investor.

10.2	July 2014 Warrant Amendment, dated September 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDBOX, INC.

/s/ Jeffrey Goh
Jeffrey Goh
Interim Chief Executive Officer and President

Date: October 2, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Supplemental Agreement, dated September 28, 2015 between the Company and the July 2014 Investor.

10.2	July 2014 Warrant Amendment, dated September 28, 2015.